UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 24, 2026

Neighborhood Intelligence, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-41850	87-0634302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

433 W. Ascension Way, 3rd Floor
Murray, Utah 84123
(Address of principal executive offices)

 (801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NXH	The Nasdaq Stock Market LLC
Warrants to Purchase Shares of Common Stock	BBBYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 24, 2026, Neighborhood Intelligence, Inc. (the “Company”) held a virtual special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the definitive proxy statement on Schedule 14A of the Company filed with the Securities and Exchange Commission on August 19, 2026 (the “Definitive Proxy Statement”).

At the close of business on August 10, 2026, the record date for the Special Meeting (the “Record Date”), there were 95,497,683 shares of common stock, par value $0.0001 per share (the “Common Stock”), outstanding eligible to be voted at the Annual Meeting, of which 56,545,861 shares of Common Stock were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business. The following are the voting results for the proposals considered and voted upon at the Special Meeting, all of which are described in detail in the Definitive Proxy Statement.

Proposal 1 – The Stock Issuance Proposal

The approval, for purposes of complying with Section 312.03 of the NYSE Listed Company Manual and Nasdaq Listing Rule 5635, as applicable, of the issuance of shares of Common Stock upon conversion of the Company’s 5.00% Senior Convertible Notes due 2033, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
51,188,980	5,175,849	181,032	0

Proposal 2 – The Adjournment Proposal

The approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
51,111,576	5,256,363	177,922	0

Although Proposal 2 was approved, an adjournment of the Special Meeting was not necessary because the Company’s stockholders approved Proposal 1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEIGHBORHOOD INTELLIGENCE, INC.

By:	/s/ Mehgan Peetz
Mehgan Peetz
Chief Administrative & Legal Officer
Date: September 25, 2026